Exhibit 10.11

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “***”. A COMPLETE VERSION OF THE EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT OF 1933.

AMENDMENT #4

TO AMENDED AND RESTATED DEVELOPMENT,

LICENSE AND SUPPLY AGREEMENT

This Amendment # 4 effective as of the last date on the signature page hereof (“Amendment Effective Date”), by and between CIMA LABS INC., a Delaware corporation (“CIMA”), and Azur Pharma International III Limited, a Bermuda corporation (“AZUR”), as assignee of Alamo Pharmaceuticals, LLC, amends and supplements that certain Amended and Restated Development, License and Supply Agreement between CIMA and AZUR dated August 22, 2005, as amended by that Amendment #1 to Amended And Restated Development, License and Supply Agreement effective October 19, 2005, Amendment #2 to Amended and Restated Development, License and Supply Agreement effective April 10, 2007 (“Amendment #2) and Amendment #3 to Amended and Restated Development, License and Supply Agreement effective as of January 1, 2008 (collectively, the “Agreement”).

WHEREAS, AZUR has determined that it would like CIMA to continue manufacturing U.S. product in blisters using the OraSolv® technology and, after validation, using the DuraSolv technology, all for institutional use only;

WHEREAS, AZUR would like CIMA to conduct certain activities in connection with the development of a 150 or 200 mg dosage form of the API formulated in DuraSolv® and in bottles for the United States and CIMA is willing to perform such work, in accordance with the terms and conditions set forth herein;

WHEREAS, the parties have agreed that the 50 mg dosage form of the API developed but not validated in DuraSolv® technology will not be commercialized;

WHEREAS, the parties wish to make amendments to the Agreement in light of the foregoing and other matter;

NOW, THEREFORE, the parties hereby agree to amend the Agreement as follows:

1.	Except as expressly defined herein, all capitalized terms shall have the meanings set forth in the Agreement.

2.	The definition of “Product” in Section 1 of the Agreement shall be deleted in its entirety and replaced with the following:

“Product” shall mean a pharmaceutical product containing (i) 12.5 mg, 25 mg, or 100 mg of API formulated in DuraSolv® technology and packaged in 100-count bottles for the United States; (ii) 150 mg or 200 mg API formulated in DuraSolv® technology and packaged in 100-count bottles for the United States, subject to successful development and validation; (iii) Institutional Use Product for the United States; (iv) 12.5 mg, 25 mg or 100 mg, of API formulated in DuraSolv® technology and packaged in 100-count bottles for Europe; and (v) 12.5 mg, 25 mg or 100 mg of API formulated in DuraSolv® technology and packaged in 6-count blisters for Europe, subject to successful development and validation.”

3.	The following new definition shall be added to Section 1 of the Agreement:

“Institutional Use Product” shall mean 12.5 mg, 25 mg or 100 mg of API formulated in DuraSolv® technology and packaged in 6-count blisters labeled “For Institutional Use Only. Notwithstanding the foregoing, OraSolv® technology shall be used for the production of Institutional Use Product until validation with the DuraSolv® Technology. Upon successful development and validation the 150 mg or 200 mg dosage form in 6-count blisters shall be added to this definition,”

4.	Schedule B-3 attached to this Amendment #4 shall be added to the Agreement.

5.	Schedule B-4 attached to this Amendment #4 shall be added to the Agreement. If Product containing 150 mg or 200 mg of API is successfully developed and validated in 100-count bottles and 6-count blisters pursuant Schedule B-4, the parties shall in good faith negotiate an amendment to this Agreement with regard to development and validation of a 6-count blister form of such dosage form. For any such blistered product to be sold in the United States, such product would be limited to institutional use only.

6.	Schedule F of the Agreement is hereby replaced by Schedule F attached to this Amendment #4.

7.	The following new Section 9.14 shall be added to the Agreement:

“9.14 Institutional Use Product, AZUR shall, and shall cause its sublicensees (whether or not they are Affiliates of AZUR), distributors and wholesalers to, sell, market and distribute Institutional Use Product only for use within hospitals, nursing homes or similar institutions in the United States. AZUR shall insure that CIMA is included as a third party beneficiary in any indemnification AZUR obtains from any distributor, wholesaler or other third party with regard to Institutional Use Product.”

8.	The following shall be added to Section 10.1(b) of the Agreement regarding indemnification by AZUR and its Affiliates:

“(iv)	arising out of, caused by, or related to, the dissemination, use or distribution of any Institutional Use Product outside of a hospital, nursing home or similar institution in the United States.”

9.	The following shall be added to the end of the first paragraph of Section 9.4 of the Agreement:

“Notwithstanding the foregoing, CIMA may disclose Alamo Proprietary Information to any Affiliate of CIMA in connection with performance under this Agreement, provided such Affiliate undertakes to adhere to the provisions of this Section 9.4 as if it were a party hereto.”

10.	The terms of this Amendment #4 shall apply to Product produced and activities conducted prior to the Amendment Effective Date.

11.	AZUR hereby consents to the transfer of the site of manufacture of the Products from the existing facility of CIMA located in Eden Prairie, Minnesota to a facility located in Salt Lake City owned by Anesta Corp. (“Anesta”), an Affiliate of CIMA. CIMA will pay the costs (including the cost of the API) associated with the manufacturing and testing of the registration batch(es) at the Salt Lake City facility required under applicable regulations in connection with the site change (except to the extent such batches are useable for commercial sale). In addition, CIMA will pay the costs, if any, associated with the regulatory submission(s), including satisfying any FDA requirements of a deficiency or approval letter associated with the CMC portion of the NDA required due to the site change, and the costs of process validation and incremental stability pulls required under applicable regulations due to the site change. Azur and its Affiliates shall cooperate with CIMA and its Affiliates in connection with such site transfer. CIMA may assign this Agreement to Anesta or may engage Anesta as a subcontractor under the Agreement.

12.	Unless otherwise set forth in this Amendment #4, all references to Sections or Appendices refer to Sections or Appendices of the Agreement.

13.	In the event of any conflict between this Amendment #4 and the Agreement, the terms of this Amendment #4 shall control.

14.	All other terms and conditions of the Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed in two originals by their duly authorized representatives.

CIMA LABS INC.		AZUR PHARMA INTERNATIONAL III LIMITED

BY:	/s/ R.K. Khankari	BY:	/s/ John Paul Furey

NAME:	R.K. Khankari	NAME:	John Paul Furey

TITLE:	General Manager, CIMA VP, Worldwide Drug Delivery Technologies	TITLE:	Vice President

DATE:	April 4, 2008	DATE:	April 15, 2008

Amended and Restated Development, License and Supply Agreement

Schedule B-3

Proposal

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Development Activities, Duration and Costs Summary

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Amended and Restated Development, License and Supply Agreement

Schedule B-4

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Anticipated Product Attributes:

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Development Activities, Costs and Timing

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Amended and Restated Development, License and Supply Agreement

Schedule F

Cost of Goods

Pursuant to Sections 5.1, 5.3 and 5.6, Alamo shall pay to CIMA for Product the amounts indicated on the following schedule in respect of CIMA’ s manufacturing obligations hereunder.

TRADE and SAMPLES (cost per tablet)

Potency	Total Cost (1) (2)	Packaging
12.5 mg	***	• 100 count bottles
25 mg	***	• 100 count bottles
• 6-count blister (3)
100 mg	***	• 100 count bottles
• 6-count blister (3)
150 mg (3)	***	• 100 count bottles
• 6-count blister
200mg (3)	***	• 100 count bottles
• 6-count blister

(1)	The cost per tablet does not include the cost of API. The parties acknowledge and agree that these prices are based upon one or two dose splits per batch. If Alamo would like CIMA to validate dose splits of more than two per batch, the parties will mutually agree upon an appropriate increase in these prices.
(2)	Per tablet costs will be adjusted annually each January 1st, commencing on January 1, 2009, but increases shall not exceed the PPI (Pharmaceutical) increase for the prior year.
(3)	Subject to successful development and validation.

PLACEBOS (cost per tablet)

Placebo type	Total Cost (1)	Packaging
12.5 mg	***	100 count bottles
25 mg	***	100 count bottles or 6-count blisters
100 mg	***	100 count bottles or 6-count blisters
150 mg (2)	***	100 count bottles or 6-count blisters
200mg (2)	***	100 count bottles or 6-count blisters

(1)	The parties acknowledge and agree that these prices are based upon one or two dose splits per batch. If Alamo would like CIMA to validate dose splits of more than two per batch, the parties will mutually agree upon an appropriate increase in these prices.
(2)	Subject to successful development and validation.